THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account W

Wells Fargo New Directions CoreSM Variable Annuity
Wells Fargo New Directions AccessSM Variable Annuity
Wells Fargo New Directions AccessSM 4 Variable Annuity

Prospectus Supplement dated April 4, 2016

This supplement outlines a change to the investment options that are available under your Wells Fargo New DirectionsSM variable annuity. All other provisions outlined in your prospectus remain unchanged.

Wells Fargo VT Intrinsic Value Fund and Wells Fargo VT Total Return Bond Fund.  Wells Fargo Advantage Funds has informed us that the Wells Fargo VT Intrinsic Value Fund and the Wells Fargo VT Total Return Bond Fund will be liquidated on or about April 29, 2016, and as a result, will no longer be available as investment options under your contract.  If you are invested in either of these funds, you must transfer all money out of that fund and into another Subaccount within your contract prior to the close of business April 27, 2016.

For complete details regarding these fund closures, please refer to the funds’ prospectuses, as supplemented.